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                                                                    Exhibit 10.9












                             SUBSCRIPTION AGREEMENT


                                 by and between


                         CENTURY BUSINESS SERVICES, INC.


                                       and


                             WESTBURY (BERMUDA) LTD.



                          Dated as of February 6, 1998



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                             SUBSCRIPTION AGREEMENT


         This Subscription Agreement (this "Agreement") is dated as of February 6, 1998 between Westbury (Bermuda) Ltd., a Bermuda corporation ("Investor"), and Century Business Services, Inc., a Delaware corporation ("Issuer"). Issuer and Investor may hereinafter be referred to collectively as the "Parties" or individually as a "Party."

                                    RECITALS

         A. Subject to the terms and conditions of this Agreement, Investor desires to purchase and Issuer desires to issue and sell to Investor shares of Common Stock (as defined herein).

         B. In conjunction with the sale contemplated herein, Issuer and certain selling stockholders intend to sell in private transactions an aggregate, including the shares sold hereunder, of 5,000,000 shares of Common Stock.

                               TERMS OF AGREEMENT

         In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:



                                    ARTICLE I
                                   DEFINITIONS
                                   -----------



         1.1 DEFINED TERMS. As used herein the following terms shall have the following meanings:

                  "Agreement" means this Subscription Agreement.

                  "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Ohio.

                  "Closing" has the meaning set forth in Section 2.2 of this Agreement.

                  "Closing Date" has the meaning set forth in Section 2.2 of this Agreement.

                  "Common Stock" means the common stock, $.01 par value per share, of Issuer, as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of Issuer of any other class


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(regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of Issuer and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of Issuer.

                  "Contract" means any agreement, indenture, lease, sublease, license, sublicense, promissory note, evidence of indebtedness, insurance policy, annuity, mortgage, restriction, commitment, obligation or other contract, agreement or instrument (whether written or oral).

                  "Controlling Person" has the meaning set forth in Section 9.2 of this Agreement.

                  "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for additional shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "December Registration Statement" means Amendment No. 1 to the Registration Statement on Form S-4 of Issuer dated December 9, 1997.

                  "Demanding Security Holder" shall have the meaning set forth in Section 7.2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

                  "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

                  "Holder" means each Person in whose name the Shares are registered on the books of Issuer maintained for such purpose.

                  "Indemnified Party" has the meaning set forth in Section 9.3 of this Agreement.

                  "Indemnifying Party" has the meaning set forth in Section 9.3 of this Agreement.

                  "Investor" has the meaning set forth in the Preamble of this Agreement.

                  "Issuer" has the meaning set forth in the Preamble of this Agreement.



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                  "Lien" means any mortgage, pledge, security interest,
assessment, encumbrance, lien, lease, sublease, adverse claim, levy, or charge of any kind, or any conditional Contract, title retention Contract or other contract to give or refrain from giving any of the foregoing.

                  "Material Adverse Change" or "Material Adverse Effect" means, with respect to any Person, any change or effect that is or is reasonably likely to be materially adverse to the financial condition, business, prospects or results of operations of such Person.

                  "NASD" means the National Association of Securities Dealers, Inc., or any successor thereto.

                  "Person(s)" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Placement Agreement" means that certain Placement Agency Agreement between Issuer and Allen & Company Incorporated relating to the sale of the Shares.

                  "Purchase Price" means an amount equal to the product of (i) the Share Price multiplied by (ii) the number of Shares being purchased as set forth in Section 2.1.

                  "Register", "registered" and "registration" refer to a registration of the offering and sale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

                  "Registrable Securities" means, at any particular time and as to each Holder, all of such Holder's Shares; provided, however, as to any particular Registrable Securities, such Registrable Securities will cease to be Registrable Securities when they have been sold pursuant to an effective registration statement or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and the purchaser and seller receive an opinion of counsel from the seller or the purchaser, which opinion shall be in form and substance reasonably satisfactory to the other party and Issuer and their respective counsel, to the effect that such stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

                  "Registration Expenses" has the meaning set forth in Section
8.4 of this Agreement.

                  "Registration Statement" has the meaning set forth in Section 7.3.

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                  "Requirement of Law" means as to any Person, the articles of incorporation, bylaws or other organizational or governing documents of such Person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

                  "Restricted Common Stock" means Shares evidenced by a certificate bearing the restrictive legend set forth in Section 3.1.

                  "Risk Factors" has the meaning set forth in Section 5.7 of this Agreement.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Reports" has the meaning set forth in Section 4.7 of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the applicable time.

                  "Share Price" has the meaning set forth in Section 2.1 of this Agreement.

                  "Shares" means the shares of Common Stock issued pursuant to this Agreement.

                  "Shelf Registration Statement" has the meaning set forth in
Section 7.1 of this Agreement.

                  "Subsidiary" means each of those Persons of which another Person, directly or indirectly owns beneficially securities having more than 50% of the voting power in the election of directors (or persons fulfilling similar functions or duties) of the owned Person (without giving effect to any contingent voting rights).

                  "Terminating Investor Breach" has the meaning set forth in
Section 2.4.

                  "Terminating Issuer Breach" has the meaning set forth in
Section 2.4.

                  "Transfer Notice" has the meaning set forth in Section 3.2 of this Agreement.

         1.2      OTHER DEFINITIONAL PROVISIONS.

                  (a) All references to "dollars" or "$" refer to currency of the United States of America.

                  (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.


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                  (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP.

                  (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                  (e) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits or schedules hereto) and not to any particular provision of this Agreement.



                                   ARTICLE II
                         ISSUANCE AND PURCHASE OF SHARES
                         -------------------------------


         2.1 ISSUANCE AND PURCHASE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Investor will subscribe for and purchase from Issuer for a purchase price of $13.25 per Share (the "Share Price") the number of Shares set forth on the signature page hereof.

         2.2 CLOSING. The closing of the transactions contemplated herein (the "Closing") shall take place at the offices of Allen & Company Incorporated, 711 Fifth Avenue, New York, New York, 10022 at 10:00 New York, New York time on or before the third Business Day following such date that the conditions set forth in Article IX have been satisfied or waived in writing, or such other time, date or place as the Parties may mutually agree (the "Closing Date"). At the Closing,
(a) Investor shall pay to Issuer, by wire transfer of immediately available funds to such account or accounts designated in writing by Issuer, the Purchase Price; (b) Issuer shall issue to Investor the Shares and deliver to Investor certificates for the Shares duly registered in the name of Investor; and (c) all other agreements and other documents referred to in this Agreement shall be executed and delivered (to the extent not completed prior to the Closing Date).

         2.3 TERMINATION.

                  (a) EVENTS OF TERMINATION. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date, as follows:

                           (i)      by mutual written agreement of the Parties;

                           (ii)     by Issuer or Investor if the sale
contemplated by this Agreement has not been consummated on or before June 30, 1998; provided, however, that the right to terminate this Agreement shall not be available to a Party whose failure to fulfill any obligation

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under this Agreement has been the cause or resulted in the failure of the
Closing Date to occur on or before such date;

                           (iii) by Issuer upon written notice to Investor, upon
and during the continuance of a breach of any representation, warranty, covenant or agreement on the part of Investor set forth in this Agreement, or if any representation or warranty of Investor shall have become untrue, in either case such that the conditions set forth in Section 10.3 would not be satisfied by June 30, 1998 (a "Terminating Investor Breach").

                           (iv) by Investor upon written notice to Issuer, upon
and during the continuance of a breach of any representation, warranty, covenant or agreement on the part of Issuer set forth in this Agreement, or if any representation or warranty of Issuer shall have become untrue, in either case such that the conditions set forth in Section 10.2 would not be satisfied (a "Terminating Issuer Breach").

                  (b) EFFECT OF TERMINATION.

                           (i) If this Agreement is validly  terminated
pursuant to Section 2.3(a)(i) or (ii) hereof, no Party hereto will have any liability to the other Parties hereto except that any such termination shall be without prejudice to any claim which either Party may have against the other for breach of this Agreement (or any representation, warranty, covenant, or agreement included herein).

                           (ii) If this Agreement is validly terminated pursuant
to Section 2.3(a)(iii) or (iv) hereof by a nonbreaching Party, in addition to any other remedy available to the nonbreaching Party, all reasonable out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby will be reimbursed promptly by the breaching Party.



                                   ARTICLE III
                         RESTRICTIONS ON TRANSFERABILITY
                         -------------------------------


         The Shares shall not be transferred before satisfaction of the conditions specified in this Article III, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws with respect to the transfer of any Shares. Each Holder, by entering into this Agreement and accepting the Shares, agrees to be bound by the provisions of this Article III.

         3.1 RESTRICTIVE LEGEND. Except as otherwise provided in this Article III, each certificate representing Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:


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                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE SUBSCRIPTION AGREEMENT, DATED AS OF FEBRUARY 6, 1998, BETWEEN CENTURY BUSINESS SERVICES, INC., THE SELLING STOCKHOLDERS NAMED THEREIN AND THE INITIAL HOLDERS OF SECURITIES NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF CENTURY BUSINESS SERVICES, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH SUBSCRIPTION AGREEMENT."

         3.2 NOTICE OF PROPOSED TRANSFERS. Prior to any transfer of any shares of Restricted Common Stock, the Holder of such Restricted Common Stock shall give five days' prior written notice to Issuer of such Holder's intention to effect such transfer (a "Transfer Notice"). Each Holder agrees that it will not sell, transfer or otherwise dispose of any shares of Restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in Section 3.1, unless in the written opinion of the transferee's or Holder's counsel delivered to Issuer in connection with such transfer (which opinion shall be reasonably satisfactory to Issuer) such legend is not required in order to ensure compliance with the Securities Act.

         3.3 TERMINATION OF RESTRICTIONS. The restrictions imposed by this
Article III upon the transferability of the Restricted Common Stock and the legend requirement of Section 3.1 shall terminate as to any particular Share (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Holder thereof shall have delivered to Issuer the written opinion of counsel to such Holder, which opinion shall be reasonably satisfactory to Issuer, stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Article III shall terminate as to any Restricted Common Stock, as herein above provided, the Holder thereof shall be entitled to receive from Issuer, at the expense of Issuer, a new certificate representing such Common Stock, as the case may be, not bearing the restrictive legend set forth in Section 3.1.


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                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF ISSUER.
                    -----------------------------------------


         As a material inducement to Investor entering into this Agreement and purchasing the Shares, Issuer represents and warrants to Investor as follows:

         4.1 CORPORATE STATUS. Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Issuer has all requisite corporate power and authority to own or lease, as the case may be, its properties and to carry on its business as now conducted. Issuer and its Subsidiaries are qualified or licensed to conduct business in all jurisdictions where its or their ownership or lease of property and the conduct of its or their business requires such qualification or licensing, except to the extent that failure to so qualify or be licensed would not have a Material Adverse Effect on Issuer. There is no pending or threatened proceeding for the dissolution, liquidation or insolvency of Issuer or any of its Subsidiaries.

         4.2 CORPORATE POWER AND AUTHORITY. Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. Issuer has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         4.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by Issuer and constitutes a legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         4.4 NO VIOLATION. The execution and delivery by Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Issuer with the terms and provisions hereof, will not (a) result in a violation or breach of, or constitute, with the giving of notice or lapse of time, or both, a material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which Issuer is a party or by which Issuer or any material portion of Issuer's properties or assets may be bound, (b) violate any Requirement of Law applicable to Issuer or any material portion of Issuer's properties or assets or (c) result in the imposition of any Lien upon any of the properties or assets of Issuer; except where any of the foregoing would not have a Material Adverse Effect on Issuer.

         4.5 CONSENTS/APPROVALS. No consent, approval, waiver or other action by any Person under any Contract to which either Issuer or any of its Subsidiaries is a party, or by which any of their respective properties or assets are bound, is required or necessary for the execution, delivery


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or performance by Issuer of this Agreement and the consummation of the transactions contemplated hereby, except (a) as required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the applicable regulations thereunder (the "HSR Act"), (b) as required by the Nasdaq National Market and (c) where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not have a Material Adverse Effect on Issuer.

         4.6 CAPITALIZATION. The authorized capital stock of Issuer consists of 100,000,000 shares of Common Stock. As of February 1 1998, 44,249,094 shares of Common Stock were validly issued and outstanding, fully paid and non-assessable. Except (a) as contemplated by this Agreement and the Placement Agreement, and
(b) as set forth on Schedule 4.6 hereof, there are (y) no rights, options, warrants, convertible securities, subscription rights or other agreements, calls, plans, contracts or commitments of any kind relating to the issued and unissued capital stock of, or other equity interest in, Issuer outstanding or authorized and (z) no contractual obligations of Issuer to repurchase, redeem or otherwise acquire any shares of Issuer Common Stock. Upon delivery to Investor of the certificates representing the Shares and payment of the Purchase Price, Investor will acquire good, valid and marketable title to and beneficial and record ownership of the Shares, and the Shares will be validly issued, fully paid and non-assessable.

         4.7 SEC REPORTS AND NASDAQ COMPLIANCE. Since April 1995, Issuer has made all filings (the "SEC Reports") required to be made by it under the Securities Act and the Exchange Act. The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the securities laws, rules and regulations of any state and pursuant to any Requirements of Law. The SEC Reports and the December Registration Statement, when filed, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Issuer has delivered or made accessible to Investors true, accurate and complete copies of the December Registration Statement and of the SEC Reports which were filed with the SEC since January 1, 1997. Issuer has taken all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on, the Nasdaq National Market under all currently effective and currently proposed inclusion requirements prior to Closing.

         4.8 GOVERNING DOCUMENTS. Issuer made available to Investor true, accurate and complete copies of Issuer's Certificate of Incorporation and Bylaws in effect as of the date hereof.

         4.9 FINANCIAL STATEMENTS. Each of the balance sheets included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of Issuer and its Subsidiaries as of its date, and each of the other financial statements included in the SEC Reports and the December Registration Statement (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations or other information therein of Issuer and its Subsidiaries for the periods or as of the dates therein set forth in accordance with GAAP consistently applied


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during the periods involved (except that the interim reports are subject to normal recording adjustments which might be required as a result of year-end audit and except as otherwise stated therein).

         4.10 MATERIAL CHANGES. Except as set forth in the SEC Reports, the December Registration Statement, or as otherwise contemplated herein or in the Placement Agreement or Risk Factors, since December 31, 1996, there has been no Material Adverse Change in Issuer and no such Material Adverse Change shall be reflected in Issuer's Annual Report on Form 10-K to be filed with regard to the year ended December 31, 1997 (the "10-K"). In addition, the description of Issuer's business contained in the 10-K will not be materially inconsistent with such descriptions set forth in Issuer's press releases made during 1997, the SEC Reports or the December Registration Statement. Except as set forth in the SEC Reports or the December Registration Statement, since December 31, 1996 there has not been (i) any direct or indirect redemption, purchase or other acquisition by Issuer of any shares of the Common Stock or (ii) declaration, setting aside or payment of any dividend or other distribution by Issuer with respect of the Common Stock.

         4.11 NO COMMISSIONS. In connection with the purchase of the Shares hereunder, Issuer has agreed to pay Allen & Company Incorporated a placement fee and certain expenses relating to the transactions contemplated hereunder as set forth in the Placement Agreement. Except for such placement fee and expenses and as otherwise set forth in the Placement Agreement, Issuer has not incurred any other obligation for any finder's or broker's or agent's fees or commissions in connection with the sale of the Shares.


                                    ARTICLE V


                             [INTENTIONALLY OMITTED]






                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR
                   ------------------------------------------


         As a material inducement to Issuer entering into this Agreement and issuing and selling the Shares, Investor represents and warrants to Issuer as follows:

         6.1 POWER AND AUTHORITY. Investor, other than a natural person, is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. The Investor has the corporate power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and

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has all necessary authority to execute, deliver and perform its obligations under, this Agreement and consummate the transactions contemplated hereby. The Investor has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. Investor, if a natural person, is an individual residing at that location set forth on the signature page hereof with competence and authority under applicable law to execute and deliver, and to perform Investor's obligations under, this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform this Agreement and the transactions contemplated hereby.

         6.2 NO VIOLATION. The execution and delivery by Investor of this Agreement and the consummation of the transactions contemplated hereby, and the compliance by Investor with the terms and provisions hereof, will not (a) result in a violation or breach of, or constitute, with or without due notice or lapse of time or both, a material default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract to which Investor is a party or by which Investor or any material portion of Investor's properties or assets may be bound, (b) violate any Requirement of Law applicable to Investor or any material portion of Investor's properties or assets or (d) result in the imposition of any Lien upon any of the properties or assets of Investor; except where any of the foregoing would not have a Material Adverse Effect on Investor.

         6.3 CONSENTS/APPROVALS. No consent, approval, waiver or other action by any Person under any Contract to which Investor is a party, or by which any of Investor's respective properties or assets are bound, is required or necessary for the execution, delivery or performance by Investor of this Agreement and the consummation of the transactions contemplated hereby, except (a) as required under the HSR Act, (b) as required by the Nasdaq National Market and (c) where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not prevent or delay the consummation of the transactions contemplated by this Agreement or otherwise prevent Investor from performing Investor's obligations hereunder or have a Material Adverse Effect on Investor.

         6.4 ENFORCEABILITY. This Agreement has been duly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles regardless of whether enforceability is considered in a proceeding at law or in equity.

         6.5 INVESTMENT INTENT. Investor is acquiring the Shares hereunder for Investor's own account and with no present intention of distributing or selling the Shares or any interest in the Shares. Investor agrees that Investor will not sell or otherwise dispose of any of the Shares or any interest in the Shares unless such sale or other disposition has been registered or qualified (as applicable) under the Securities Act and applicable state securities laws or, in the opinion of Investors' counsel delivered to Issuer (which opinion shall be reasonably satisfactory to Issuer) such sale or other disposition is exempt from registration or qualification under the Securities Act and applicable state securities laws. Investor understands that the sale of the Shares acquired


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by Investor hereunder has not been registered under the Securities Act, but the
Shares are issued through transactions exempt from the registration and prospectus delivery requirements of Section 4(2) of the Securities Act, and that the reliance of Issuer on such exemption from registration is predicated in part on these representations and warranties of Investor. Investor acknowledges that pursuant to Section 3.1 a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the Shares until such legend is permitted to be removed under applicable law.

         6.6 INVESTOR KNOWLEDGE. Investor is an accredited investor as such term is defined in Rule 501 under the Securities Act (a copy of which is attached hereto as Exhibit A), and has such knowledge and experience in financial and business matters such that Investor is capable of evaluating the merits and risks of the investment to be made by Investor hereunder. Investor acknowledges that no representations or warranties of any type or description have been made to Investor by any Person with regard to Issuer or any of its Subsidiaries, or any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Articles IV and V hereof.

         6.7 ADEQUATE INFORMATION. Issuer has made available and Investor has reviewed such information that Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares (including, without limitation, the risk factors relating to an investment in the Shares set forth on Exhibit C hereto ("Risk Factors"), Issuer's Proxy Statement dated April 1, 1997, Form 10-K for the fiscal year ended December 31, 1996, Form 10-Q for the quarterly period ended March 31, 1997, Form 10-Q for the quarterly period ended June 30, 1997, Form 10-Q for the quarterly period ended September 30, 1997, Current Report on Form 8-K dated February 19, 1997 (as amended on Form 8-K/A filed on April 2, 1997), Current Report on Form 8-K dated April 3, 1997, Current Report on Form 8-K dated April 21, 1997, Current Report on Form 8-K dated July 23, 1997 (as amended on Form 8-K/A dated October 3, 1997), Information Statement dated December 1, 1997 as filed with the SEC on December 1, 1997 and Amendment No. 1 to Registration Statement on Form S-4 dated December 9, 1997.

         6.8 OPPORTUNITY TO QUESTION. Investor has had the opportunity to question, and, to the extent deemed necessary or appropriate, has questioned representatives of Issuer so as to receive answers and verify information obtained in Investor's examination of Issuer, including the information that Investor has reviewed in relation to its investment in the Shares.

         6.9 NO OTHER REPRESENTATIONS. No oral or written representations have been made to Investor in connection with Investor's acquisition of the Shares which were in any way inconsistent with the information reviewed by Investor. Investor acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or prospectus or the investment contemplated herein, other than the representations and warranties set forth in Articles IV and V hereof.

         6.10 KNOWLEDGE AND EXPERIENCE. Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of new and speculative companies), so as to enable Investor to utilize the information referred to in Section 6.7 and any other information made available to Investor in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

         6.11 INDEPENDENT DECISION. Investor is not relying on Issuer or on any legal or other opinion in the materials reviewed by Investor with respect to the financial or tax considerations of Investor relating to its investment in the Shares. Investor has relied solely on the representations, warranties, covenants and agreements of Issuer in this Agreement (including the Exhibits and Schedules hereto) and on its examination and independent investigation in making its decision to acquire the Shares.

         6.12 NO COMMISSIONS. Investor has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the purchase of the Shares.


                                   ARTICLE VII
                                    COVENANTS
                                    ---------

         7.1 FILINGS. Each of Investor and Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby.

         7.2 PUBLIC ANNOUNCEMENTS. The form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof, shall be subject to the prior approval of the Issuer, which approval shall not be unreasonably withheld or delayed.

         7.3 FURTHER ASSURANCES. Each Party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

         7.4 COOPERATION. Each of Issuer and Investor agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of the Nasdaq National Market in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, none of the Parties or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such Party would result in or produce a Material Adverse Effect on such Party.

         7.5 NOTIFICATION OF CERTAIN MATTERS. Each Party shall give prompt notice to the other Parties of the occurrence, or non-occurrence, of any event which would be likely to cause any representation or warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

         7.6 NECESSARY ACTIONS. Each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated herein; including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and parties to Contracts with Issuer and its Subsidiaries as are necessary for the consummation of the transactions contemplated hereby. The Parties also agree to use best efforts to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby.

         7.7 STOCKHOLDER VOTE. Issuer shall include in its proxy materials prepared and filed with the SEC in connection with Issuer's 1998 annual meeting scheduled to be held in April 1998, information in connection with voting on and approving the transactions contemplated herein. Investor shall furnish all information concerning itself to Issuer as Issuer may reasonably request in connection with the preparation of such proxy materials.

         7.8 HSR ACT AND OTHER ACTIONS. Each of the Parties shall (i) make promptly its respective filings, and thereafter make any other required submissions under the HSR Act with respect to the transactions contemplated hereby, and (ii) use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated herein; including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and parties to contracts with Issuer as are necessary for the consummation of the transactions contemplated hereby. The Parties also agree to use best efforts to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby.


                                  ARTICLE VIII
                               REGISTRATION RIGHTS
                               -------------------

         Holder shall have the following registration rights with respect to the Registrable Securities:

         8.1 REQUIRED REGISTRATION. As promptly as practicable after the Closing, Issuer agrees to register all of the Registrable Securities pursuant to a registration statement on Form S-3 (the "Shelf Registration Statement"). Issuer shall use its best efforts to cause the Shelf Registration Statement to be declared effective as quickly as practicable and subject to the terms and conditions hereof, to maintain the effectiveness of the Shelf Registration Statement until the earlier of (i) two years from the date of issuance or (ii) such time that all Shares have been sold under the Shelf Registration Statement or an exemption from registration.

         8.2 INCIDENTAL REGISTRATION. If Issuer at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "Demanding Security Holders") a Registration Statement under the Securities Act on any form (other than Registration Statement on Form S-4 or Form S-8 or any similar or successor form or any other registration statement relating to an offering of securities solely to Issuer's existing security holders or employees) to register the offer and sale of its Common Stock in an underwritten offering for cash, it will give written notice to all Holders of Registrable Securities at least 10 days before the anticipated date of initial filing with the Commission of such Registration Statement, which notice shall set forth Issuer's intention to effect such a registration, the class or series and number of equity securities proposed to be registered and the intended method of disposition of the securities proposed to be registered by Issuer. The notice shall offer to include in such filing all of the Holder's Registrable Securities.

         Each Holder desiring to have Registrable Securities registered under this Section 8.2 shall advise Issuer in writing within 10 days after the date of receipt of such offer from Issuer, setting forth the amount of such Registrable Securities for which registration is requested. Issuer shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such securities. If the managing underwriter of such a proposed public offering shall advise Issuer in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Issuer or any Demanding Security Holder would materially and adversely affect the distribution of such securities by Issuer or such Demanding Security Holders, then all selling security holders (but not Issuer) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis to the greatest aggregate amount which, in the opinion of such managing underwriter, would not materially and adversely affect the distribution of such securities. Nothing in this Section
8.2 shall preclude Issuer from discontinuing the registration of its securities being effected on its behalf under this Section 8.2 at any time prior to the effective date of the registration relating thereto.

         8.3      REGISTRATION PROCEDURES.

                  (a) In connection with the registration required by this
Article VIII, Issuer shall, at its own expense:

                           (i)  prepare and file with the SEC a registration
statement with respect to such Registrable Securities (the "Registration Statement");

                           (ii) prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Registrable Securities covered by such registration statement in accordance with this Article VIII;

                           (iii) enter into customary agreements (including an
underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                           (iv) furnish to such selling security holders such
number of prospectuses, including preliminary prospectuses, and other documents that are included in the Shelf Registration Statement as Holder may reasonably request from time to time;

                           (v)  use its best efforts to register or qualify such
Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as each holder of such securities may request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities covered by such registration statement; provided that Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Article VIII, or (B) consent to general service of process in any such jurisdiction;

                           (vi) notify the Holder of any Registrable Securities
covered by such registration statement, at any time when the prospectus included in such registration statement is required to be delivered under the Securities Act, of the happening of any event which would cause such prospectus to contain an untrue statement of a material fact or omit any fact necessary to make the statement therein in light of the circumstances under which they are made not misleading and, at the request of such Holder, prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein in light of the circumstances under which they are made not misleading; provided, however, that if the Board of Directors of Issuer determines in good faith that due to a contemplated financing, acquisition or disposition the filing of any supplement or amendment would cause harm to Issuer, then Issuer may defer the filing of any such supplement or amendment pending the consummation of such financing, acquisition or disposition;

                           (vii) use its best efforts to cause all such
Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by Issuer are then listed and to obtain all necessary approvals from such exchange for trading thereon;

                           (viii) provide a transfer agent and registrar for all
such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                           (ix)  to the extent permitted by the Securities Act,
upon the sale of any Registrable Securities pursuant to such registration statement, remove all restrictive legends from all certificates or other instruments evidencing such registrable securities to the extent permitted by the Securities Act; and

                           (x)  otherwise use its best efforts to comply with
all applicable rules and regulations of the SEC.

                  (b) It shall be a condition precedent to the obligation of Issuer to take any action pursuant to this Article VIII in respect of the securities which are to be registered at the request of any Holder of Registrable Securities that such Holder furnish to Issuer such information regarding the securities held by such Holder and the intended method of disposition of Holder's Registrable Securities as Issuer shall reasonably request and as shall be required in connection with the action taken by Issuer.

         8.4 REGISTRATION EXPENSES. Except as required by law, all expenses incurred by Issuer in complying with this Article VIII, including all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for Issuer, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) ("Registration Expenses") incurred in connection with any registration, qualification or compliance pursuant this Article VIII shall be borne by Issuer; except that all underwriting discounts, selling commissions or cost reimbursements applicable to a sale incurred in connection with any Registrable Securities and the legal fees of Holder shall be borne by Holder.

         8.5 FURTHER INFORMATION. If Registrable Securities owned by Holder are included in any registration, such Holder shall use reasonable efforts to cooperate with Issuer and shall furnish Issuer such information regarding itself as Issuer may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.


                                   ARTICLE IX
                                 INDEMNIFICATION
                                 ---------------

         9.1 INDEMNIFICATION GENERALLY. Issuer, on the one hand, and Investor, on the other hand (each an Indemnifying Party as defined below), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies resulting from any breach of a representation, warranty or covenant by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

         9.2      INDEMNIFICATION RELATING TO REGISTRATION RIGHTS.

                  (a) With respect to any registration, qualification or compliance effected or to be effected pursuant to Article VIII of this Agreement, Issuer shall indemnify each Holder of Registrable Securities whose securities are included or are to be included therein, each of such Holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such Holder, and each Person who controls (within the meaning of the Securities Act) any such Holder or underwriter (a "Controlling Person") from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies of any such Holder or any such underwriter or Controlling Person based upon:

                           (i) any untrue statement (or alleged untrue
statement) of a material fact contained, on the effective date thereof, in any Registration Statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto;

                           (ii) any omission (or alleged omission) to state
therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

                           (iii) any violation by Issuer of the Securities Act
applicable to Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to Issuer;

in each case, relating to any action or inaction required of Issuer in connection with any such registration, qualification or compliance, and, subject to Section 9.3 below, will reimburse each such Person entitled to indemnity under this Section 9.2 for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that (y) any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to Issuer by or on behalf of such Holder or by or on behalf of such underwriter specifically for use in such prospectus, offering circular or other document, or any supplement or amendment thereto, or (z) in the case of any non-underwritten offering, to the extent that any such losses, claims, damages, liabilities or expenses arise out of or are based upon the fact that a current copy of the prospectus was not sent or given to the Person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the securities to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such losses, claims, damages, liabilities or expenses.

                  (b) With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each Holder of Registrable Securities whose securities are included or are to be included therein, shall indemnify Issuer, from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies of Issuer based upon:

                                    (i)     (A)  any  untrue  statement  (or
alleged untrue statement) of a material fact contained, on the effective date thereof, in any Registration Statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto;

                                            (B)  any  omission  (or  alleged
                  omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading;

                                            (C)  any violation by such Holder
                  of the Securities Act applicable to Issuer or such Holder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to Issuer or such Holder; or

                                            (D) the fact that a current copy of
the prospectus was not sent to the Person asserting such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the securities with respect to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus and such current copy would have cured the defect giving rise to such losses, claims, damages, liabilities or expenses, in each case, relating to any action or inaction required of such Holder in connection with any such registration, qualification or compliance, and, subject to Section 9.3 below, will reimburse Issuer for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, the indemnity and reimbursement obligation arising under Section 9.2 (b)(i)(A) or 9.2 (b)(i)(B) shall only be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to Issuer by or on behalf of Holder specifically for use in such registration statement, prospectus, or any supplement or amendment thereto;

         9.3 INDEMNIFICATION PROCEDURES. Each Person entitled to indemnification under this Article IX (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Article IX (an "Indemnifying Party") of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing in respect of which indemnity may be sought hereunder; provided, however, failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and after such assumption the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.


                                    ARTICLE X
                             CONDITIONS TO CLOSING.
                             ----------------------

         10.1 CONDITION TO OBLIGATION OF EACH PARTY TO EFFECT THE CLOSING. The respective obligations of each party to effect the Closing shall be subject to the fulfillment of the following conditions, which may be waived, in whole or in part, to the extent permitted by applicable law:

                  (a) NO ORDER. No Governmental Authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement; provided, however, that each of the Parties agree that it will use its best efforts to fulfill its obligations under this
Section 10.1 and, in addition, each of the Parties will use its reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

                  (b) STOCKHOLDER APPROVAL. This Agreement shall have been approved and adopted by the vote of the holders of a majority of the voting power of the shares of Common Stock of Issuer entitled to vote in accordance with the Certificate of Incorporation and Bylaws of Issuer and the DGCL;

                  (c) HSR ACT. Any waiting period (and any extension thereof) applicable to the consummation of the Closing under the HSR Act shall have expired or been terminated.

         10.2 ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF INVESTOR. The obligation of Investor to proceed with the Closing is also subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

                  (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Investor shall have received a certificate of (i) an officer of Issuer and (ii) each Selling Stockholder or an authorized representative thereof to such effect.

                  (b) AGREEMENTS AND COVENANTS. Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Investor shall have received a certificate of (i) the chief executive officer and chief financial officer of Issuer to such effect.

         10.3 ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF ISSUER. The obligation of Issuer to proceed with the Closing is also subject to the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Issuer shall have received a certificate of Investor to such effect.

                  (b) AGREEMENTS AND COVENANTS. Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Issuer shall have received a certificate of Investor to such effect.


                                   ARTICLE XI
                                 MISCELLANEOUS.
                                 --------------

         11.1 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such Party shall designate in writing to the other Party):


         (a)      if to Issuer to:

                  Century Business Services, Inc.

                  10055 Sweet Valley Drive
                  Valley View, Ohio 44125
                  Attention:  Gregory J. Skoda
                  Telecopy:   (216) 447-9137

                  with a copy to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  1700 Pacific Avenue, Suite 4100
                  Dallas, TX 75201
                  Attention:  Alan M. Utay
                  Telecopy:  (214) 969-4343

         (b) if to Investor, at its last known address appearing on the books of Issuer maintained for such purpose with a copy to:

                  Werbel & Carnelutti, a Professional Corporation
                  711 Fifth Avenue
                  New York, New York 10022
                  Attention: Guy Molinari
                  Telecopy: (212) 832-3353

         11.2 LOSS OR MUTILATION. Upon receipt by Issuer from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Shares and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, Issuer will execute and deliver in lieu hereof or thereof a new stock certificate of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if the certificate representing Shares in identifiable form is surrendered to Issuer for cancellation.

         11.3 SURVIVAL. Each representation, warranty, covenant and agreement of the parties set forth in this Agreement is independent of each other representation, warranty, covenant and agreement. Each representation and warranty made by any Party in this Agreement shall survive the Closing through the period ending on the date six months from the date of this Agreement.

         11.4     REMEDIES.

                  (a) Each Party acknowledges that the other Parties would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such Party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each Party in addition to and without limiting any other remedy or right such Party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each Party hereby waives any and all defenses such Party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

                  (b) All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

         11.5 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the Parties in respect of the subject matter hereof and supersede all prior agreements and understandings between or among the Parties with respect to such subject matter. The exhibits and schedules hereto constitute a part hereof as though set forth in full above.

         11.6 EXPENSES; TAXES. Except as otherwise provided in this Agreement or the Placement Agreement, the Parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Further, except as otherwise provided in this Agreement, any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of Investor) arising out of the sale of the Shares by Issuer to Investor and consummation of the transactions contemplated by this Agreement shall be paid by Issuer.

         11.7 AMENDMENT. This Agreement may be modified or amended or the provisions hereof waived with the written consent of Issuer and (i) with regard to Article VIII, the holders of a majority of the Registrable Securities, and
(ii) with regard to any other matter in this Agreement, the holders of a majority of the Shares.

         11.8 WAIVER. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the Parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

         11.9 BINDING EFFECT; ASSIGNMENT. Subject to the provisions of Article X, the rights and obligations of this Agreement shall bind and inure to the benefit of the Parties and their respective successors and legal assigns. The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of the Shares and shall be enforceable by any such Holder.

         11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         11.11 HEADINGS. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

         11.12 GOVERNING LAW; INTERPRETATION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF NEW YORK.

         11.13 SEVERABILITY. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, if any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, geographical scope, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.


                            [Signature Page Follows.]

         IN WITNESS WHEREOF, the Parties have caused this Subscription Agreement to be duly executed and delivered as of the date first above written.

                                     CENTURY BUSINESS SERVICES, INC.


                                     By: /s/ MICHAEL G. DEGROOTE
                                        -----------------------------------
                                         Michael G. DeGroote, President


                                     WESTBURY (BERMUDA) LTD.

                                     By: /s/ MICHAEL G. DEGROOTE
                                       --------------------------------------
                                     Name:      MICHAEL G. DEGROOTE
                                          -----------------------------------
                                     Title:
                                           ----------------------------------
                                     Tax ID No.
                                               ------------------------------

                                     Address For Notices:

                                     Westbury (Bermuda) Ltd.
                                     ----------------------------------------
                                     Victoria Hall
                                     ----------------------------------------
                                     11 Victoria Street
                                     ----------------------------------------
                                     P.O. Box Hm 1065
                                     ----------------------------------------
                                     Hamilton HMEX, Bermuda
                                     ----------------------------------------
                                     (Phone) (441) 292-9480
                                     (Fax)  (441) 292-9485

                                     State of Residence or Incorporation of
                                     Investor (as applicable)

                                     BERMUDA
                                     ----------------------------------------

                                     Exact Name to Appear on Stock Certificates:

                                     Westbury (Bermuda) Ltd.
                                     ----------------------------------------

                                     Number of Shares Subscribed For:

                                     500,000
                                     ----------------------------------------
                                     Aggregate Purchase Price:

                                     $6,625,000
                                     ----------------------------------------

Investor hereby provides the following additional information:

         (a) Set forth below is the number of shares of Common Stock and options ("Options") and warrants ("Warrants" AND together with Common Stock and Options, "Securities") which Investor BENEFICIALLY OWNS or of which Investor is the record owner prior to the date hereof. Please refer to the definition of BENEFICIAL OWNERSHIP on Exhibit B attached hereto. If none, please so state.

Number of Shares:          7,991,556
                  ----------------------
Number of Options:         0
                  ----------------------

Number of Warrants:        6,255,556
                  ----------------------

Please indicate by an asterisk (*) above if Investor disclaims "BENEFICIAL OWNERSHIP" of any of the above listed Securities, and indicate in response to question (b) below who has beneficial ownership.

         (b) If Investor disclaims "BENEFICIAL OWNERSHIP" in question (a), please furnish the following information with respect to the person(s) other than Investor who is the beneficial owner(s) of the Securities in questions. If not applicable, please check box: |_|

                  Name of Beneficial Owner:
                                            -------------------------------
                  Relationship to Investor:
                                            -------------------------------
                  Number of Securities Beneficially Owned:
                                                          -----------------


         (c) Are any of the Securities listed in response to question (a) the subject of a voting agreement, contract or other arrangement whereby others have voting control over, or any other interest in, any of Investor's Securities?

                         [ ] Yes                  [ ] No

If the answer is "Yes", please give details:

         (d) Please describe each position, office or other material relationship which Investor has had with Issuer or any of its affiliates, including any Subsidiary of Issuer, within the past three years. Please include a description of any loans or other indebtedness, and any contracts or other arrangements or transactions involving a material amount, payable by Investor to the Issuer or any of its affiliates, including its Subsidiaries, or by the Issuer or any of its affiliates, including its Subsidiaries, to Investor. "Affiliates" of the Issuer include its directors and executive officers, and any other person controlling or controlled by the Issuer. If none, please so state:

Answer: Mr. DeGroote, the sole stockholder of Investor, is the Chairman of the Board, President and Chief Executive Officer of Issuer.

                                                               SCHEDULE 4.6 To
                                                         Subscription Agreement

                  SCHEDULE OF OUTSTANDING WARRANTS, OPTIONS AND
                         RIGHTS TO PURCHASE COMMON STOCK

                         Century Business Services, Inc.

                                                                                           Number
                     Holders                              Exercise Price             of Warrants/Options
TRANSACTION WARRANTS
SMR & Co.                                                   $10.375                         900,000
Midland Consultants                                         $11.625                          20,000
M&N Companies                                               $12.375                         900,000
Benefits Group                                              $12.50                          500,000
Next, Inc.                                                  $13.06                           65,000
Surety Associates                                           $12.9375                         25,000

DEC `96-APR `97 PRIVATE PLACEMENT WARRANTS


Institutional Investors                                     $11.00                        2,818,443
Westbury (Bermuda) Ltd.                                     $11.00                          555,556
WeeZor I Ltd. Partnership                                   $11.00                           55,555
Harve A. Ferrill Trust                                      $11.00                            5,500

OCT `96 MERGER/STOCK PURCHASE
H. Wayne Huizenga                                           $2.625-3.875                  6,000,000
Westbury (Bermuda) Ltd.                                     $2.625-3.875                  5,700,000
Sophia Management Ltd.1                                     $2.625-3.875                  4,115,000
Berkeley Technology Investment Ltd.                         $3.125                           85,000
James Watt                                                  $2.625-3.875                    150,000
Fred Luchak                                                 $2.625-3.875                    100,000
RWI SPIN-OFF WARRANTS                                       $1.075 -- $1.60                 102,000



-----------------------------
(1) Transferee of Alliance Holding Corporation's Warrants


ISSUED OPTIONS UNDER SOPS
1990 ESOP                                                   $1.075 -- $1.60                  28,840
1991 ESOP                                                   $2.20 -- $4.10                    6,600
1995 ESOP                                                   $1.50 -- $2.3125                224,600
1996 ESOP                                                   $11.00 -- $17.25              1,420,900
1997 Agents SOP                                             $12.125                       1,143,000
OTHER                                                       $11.00                           10,000

TOTAL                                                                                    24,930,994



                                                                    Exhibit A to

                                                          Subscription Agreement



                   Copy of Rule 501 under the Securities Act.

                                 [See attached.]

                                                                    Exhibit B to

                                                          Subscription Agreement



                      Explanation of "BENEFICIAL OWNERSHIP"



         Securities that are subject to a power to vote or dispose are deemed beneficially owned by the person who holds such power, directly or indirectly. This means that the same securities may be deemed beneficially owned by more than one person if such power is shared. In addition, the beneficial ownership rules provide that shares which may be acquired upon the termination of a trust discretionary account or similar arrangement, which can be effected within a period of 60 days from the date of determination are deemed to be beneficially owned if the rights or powers were acquired with the purpose or effect of charging or influencing the control of the issue or in connection with or as a participant in any transaction having such purpose or effect.

         In determining whether securities are "beneficially owned," benefits which are substantially equivalent to those of ownership by virtue of any contract, understanding, relationship agreement or other arrangement should cause the securities to be listed as "beneficially owned."

         This, for example, securities held for a person's benefit in the name of others or in the name of any estate or trust in which such person may be interested should also be listed. Securities held by a person's spouse, children or other members of such person's family who are such person's dependents or who live in such person's household should be listed as "beneficially owned" unless such person does not enjoy benefits equivalent to those of ownership with respect to such securities.

         If a person has a proprietary or beneficial interest in a controlled corporation, partnership, personal holding company, trust or estate which owns of record or beneficially any securities such person should state the amount of such securities owned by such controlled corporation, partnership, personal holding company, trust or estate in lieu of allocating such person's proprietary interest, and by note or otherwise, please indicate that. In any case, the name of the controlled corporation, partnership, personal holding company, or estate must be stated.

         In all cases the nature of the beneficial ownership should be stated.

                                                                    Exhibit C to

                                                          Subscription Agreement


                                  Risk Factors
                                 [See Attached]

                                TABLE OF CONTENTS
                                -----------------




ARTICLE I DEFINITIONS.............................................................................................1

   1.1 Defined Terms..............................................................................................1
   1.2 Other Definitional Provisions..............................................................................4

ARTICLE II ISSUANCE AND PURCHASE OF SHARES........................................................................5

   2.1 Issuance and Purchase of Common Stock......................................................................5
   2.2 Closing....................................................................................................5
   2.3 Termination................................................................................................5

ARTICLE III RESTRICTIONS ON TRANSFERABILITY.......................................................................6

   3.1 Restrictive Legend.........................................................................................6
   3.2 Notice of Proposed Transfers...............................................................................7
   3.3 Termination of Restrictions................................................................................7

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF ISSUER...............................................................8

   4.1 Corporate Status...........................................................................................8
   4.2 Corporate Power and Authority..............................................................................8
   4.3 Enforceability.............................................................................................8
   4.4 No Violation...............................................................................................8
   4.5 Consents/Approvals.........................................................................................8
   4.6 Capitalization.............................................................................................9
   4.7 SEC Reports and Nasdaq Compliance..........................................................................9
   4.8 Governing Documents........................................................................................9
   4.9 Financial Statements.......................................................................................9
   4.10 Material Changes.........................................................................................10
   4.11 No Commissions...........................................................................................10

ARTICLE V [INTENTIONALLY OMITTED]................................................................................10


ARTICLE VI REPRESENTATIONS AND WARRANTIES OF INVESTOR............................................................10

   6.1 Power and Authority.......................................................................................10
   6.2 No Violation..............................................................................................11
   6.3 Consents/Approvals........................................................................................11
   6.4 Enforceability............................................................................................11
   6.5 Investment Intent.........................................................................................11
   6.6 Investor Knowledge........................................................................................12
   6.7 Adequate Information......................................................................................12
   6.8 Opportunity to Question...................................................................................12

                                      (i)

   6.9 No Other Representations..................................................................................12
   6.10 Knowledge and Experience.................................................................................12
   6.11 Independent Decision.....................................................................................13
   6.12 No Commissions...........................................................................................13

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF INVESTOR............................................................13

   7.1 Filings...................................................................................................13
   7.2 Public Announcements......................................................................................13
   7.3 Further Assurances........................................................................................13
   7.4 Cooperation...............................................................................................13
   7.5 Notification of Certain Matters...........................................................................14
   7.6 Necessary Actions.........................................................................................14
   7.7 Stockholder Vote..........................................................................................14
   7.8 HSR Act and Other Actions.................................................................................14

ARTICLE VIII REGISTRATION RIGHTS.................................................................................14

   8.1 Required Registration.....................................................................................15
   8.2 Incidental Registration...................................................................................15
   8.3 Registration Procedures...................................................................................15
   8.4 Registration Expenses.....................................................................................17
   8.5 Further Information.......................................................................................17

ARTICLE VIII REGISTRATION RIGHTS.................................................................................17

   9.1 Indemnification Generally.................................................................................17
   9.2 Indemnification Relating to Registration Rights...........................................................17
   9.3 Indemnification Procedures................................................................................19

ARTICLE X CONDITIONS TO CLOSING..................................................................................20

   10.1 Condition to Obligation of Each Party to Effect the Closing..............................................20
   10.2 Additional Conditions to the Obligations of Investor.....................................................21
   10.3 Additional Conditions to the Obligations of Issuer.......................................................21

ARTICLE XI MISCELLANEOUS.........................................................................................21

   11.1 Notices..................................................................................................21
   11.2 Loss or Mutilation.......................................................................................22
   11.3 Survival.................................................................................................22
   11.4 Remedies.................................................................................................22
   11.5 Entire Agreement.........................................................................................23
   11.6 Expenses; Taxes..........................................................................................23
   11.7 Amendment................................................................................................23
   11.8 Waiver...................................................................................................23
   11.9 Binding Effect; Assignment...............................................................................23
   11.10 Counterparts............................................................................................24

                                      (ii)


   11.11 Headings................................................................................................24
   11.12 GOVERNING LAW; INTERPRETATION...........................................................................24
   11.13 Severability............................................................................................24


                                     (iii)